Exhibit 10.1

Exhibit Number	Description

10.1
Asset Purchase Agreement dated October 10, 2008 by and among TV Guide Magazine Group, Inc., Sample Media, LLC, and, solely with respect to Sections 2.7, 6.2 and 6.3, Macrovision Solutions Corporation (incorporated by reference to Exhibit 10.1 to Registrant’s Form 8-K filed on October 14, 2008).